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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-68084, 33-83276, 33-91150 and 333-58219 on Form S-3 and Registration
Statement Nos. 33-56706, 33-61884, 33-80945, 333-36171, 333-36175 and 333-69463
on Form S-8 of Creative BioMolecules, Inc. of our report dated February 26, 1999, appearing in the Annual Report on Form 10-K of Creative BioMolecules, Inc. for the year ended December 31, 1998.



/s/ Deloitte & Touche LLP



Boston, Massachusetts
March 29, 1999